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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2007
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                      1-14896                    11-3027591
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                      N/A
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         (Former name or former address, if changed since last report.)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 16, 2007, Network-1 Security Solutions, Inc. (the "Company") issued a press release announcing the final license terms with D-Link Corporation and D-Link Systems (collectively, "D-Link") as part of a definitive Settlement Agreement of its patent infringement litigation against D-Link in the United District Court for the Eastern District of Texas, Tyler Division, for infringement of the Company's Remote Power Patent (U.S. Patent No. 6,218,930).






ITEM 9.01   FINANCIAL STATEMENTS ARE EXHIBITS

            Exhibit Number    Description
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                 10.1         Settlement Agreement

                 99.1         Press Release, dated August 16, 2007





























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:  August 20, 2007            By: /s/ Corey M. Horowitz
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                                       Name:  Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer




































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